                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 23, 1999
                                                --------------------------------


              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Florida                       0-12537                 59-2192277
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Two North Riverside Plaza, Suite 700, Chicago, Illinois            60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (312) 207-0020
                                                  ------------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                      This document consists of 105 pages.

                    The Exhibit Index is located on page 3.

ITEM 2.  DISPOSITION OF ASSETS
------   ---------------------

First Capital Income Properties, Ltd. - Series VIII (the "Registrant"), sold its interest in the real property commonly known as Brookwood Metroplex Office Buildings I and II ("Brookwood"), located in Birmingham, Alabama to Metroplex, LLC, and Parcel II, LLC, Alabama limited liability companies collectively, the ("Purchaser").

The closing of this transaction occurred on November 23, 1999. Brookwood was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $15,250,000. The Registrant received Sales Proceeds, net of actual and estimated closing expenses, of approximately $15,100,000. In addition, the Registrant received proceeds of $1,122,700, which represented the reimbursement for certain costs incurred by the Registrant in re-tenanting Brookwood. The Registrant will record a gain of approximately $5,725,000 for the year ended December 31, 1999 in connection with this sale. The Registrant will distribute $15,099,700 or $215.71 per Unit on May 31, 2000 to Limited Partners of record as of November 23, 1999.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------   --------------------------------------------

         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Purchase and Sale Agreement, executed in July 1999, between Registrant and Purchaser.

         2.2 (page 95) First Amendment to Purchase and Sale Agreement executed in November 1999, between Registrant and Purchaser.

         2.3 (page 100) Closing Statement, dated November 23, 1999, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                         By:  FIRST CAPITAL FINANCIAL CORPORATION
                         As Managing General Partner

December 7, 1999         By: /s/ NORMAN M. FIELD
----------------            -------------------------------------------
     (Date)                      NORMAN M. FIELD
                                 Vice President - Finance and Treasurer

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Brookwood had occurred on September 30, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1999 has been presented as if the sale of Brookwood had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sales of Brookwood and Old Mill Shopping Center ("Old Mill") (sold in June 1998) had occurred on December 31, 1997. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Brookwood and Old Mill have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of September 30, 1999 and December 31, 1998 and 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)
                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                              Pro Forma
                                                    September 30,       Pro Forma              Balance
                                                       1999            Adjustments              Sheet
                                                    -------------      -----------           ----------
Investment in commercial rental properties:
  Land                                               $  3,985,900       $  (2,201,200)      $  1,784,700
  Buildings and improvements                           21,256,600         (15,597,100)         5,659,500
                                                    -------------      --------------      -------------

                                                       25,242,500         (17,798,300)         7,444,200
  Accumulated depreciation and amortization           (10,138,700)          7,521,100         (2,617,600)
                                                    -------------      --------------      -------------

  Total investment properties, net of
   accumulated depreciation and amortization           15,103,800         (10,277,200)         4,826,600

Cash and cash equivalents                                 443,800          15,668,700         16,112,500
Investments in debt securities                          3,296,600                              3,296,600
Rents receivable                                           28,500              23,900             52,400
Other assets                                               45,100             (43,900)             1,200
                                                    -------------      --------------      -------------

                                                     $ 18,917,800         $ 5,371,500       $ 24,289,300
                                                    =============      ==============      =============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses              $    381,300       $    (206,400)      $    174,900
  Due to Affiliates, net                                   46,700                                 46,700
  Security deposits                                        61,800             (46,500)            15,300
  Distributions payable                                   427,800          15,099,700         15,527,500
                                                    -------------      --------------      -------------

                                                          917,600          14,846,800         15,764,400
                                                    -------------      --------------      -------------
Partners' capital:
  General Partners (deficit)                             (132,800)            132,800                  0
  Limited Partners (70,000 Units outstanding)          18,133,000          (9,608,100)         8,524,900
                                                    -------------      --------------      -------------

                                                       18,000,200          (9,475,300)         8,524,900
                                                    -------------      --------------      -------------

                                                     $ 18,917,800       $   5,371,500       $ 24,289,300
                                                    =============      ==============      =============

    The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)
         (All dollars rounded to nearest 00s except per Unit amounts)

                                     Nine Months Ended September 30, 1999
                                     ---------------------------------------
                                                                  Pro Forma
                                     Statement of               Statement of
                                       Income and   Pro Forma     Income and
                                        Expenses   Adjustments     Expenses
                                     ------------  -----------  ------------
Income:
  Rental                              $ 1,450,400   $ (780,500)  $   669,900
  Interest                                177,100                    177,100
                                     ------------  -----------  ------------

                                        1,627,500     (780,500)      847,000
                                     ------------  -----------  ------------

Expenses:
  Depreciation and amortization           529,300     (383,400)      145,900
  Property operating:
     Affiliates                            47,900      (35,800)       12,100
     Nonaffiliates                        378,500     (296,600)       81,900
  Real estate taxes                       240,000     (118,600)      121,400
  Insurance - Affiliate                    20,000       (7,700)       12,300
  Repairs and maintenance                 287,600     (244,100)       43,500
  General and administrative:
     Affiliates                            23,700                     23,700
     Nonaffiliates                         74,600                     74,600
                                     ------------  -----------  ------------

                                        1,601,600   (1,086,200)      515,400
                                     ------------  -----------  ------------

Net income                            $    25,900   $  305,700   $   331,600
                                     ============  ===========  ============

Net income allocated to General
  Partners                            $    25,900   $  102,400   $   128,300
                                     ============  ===========  ============

Net income allocated to Limited
  Partners                            $         0   $  203,300   $   203,300
                                     ============  ===========  ============

Net income allocated to Limited
  Partners per Unit (70,000 Units
  outstanding)                        $      0.00   $     2.90   $      2.90
                                     ============  ===========  ============

    The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                                                    Year Ended December 31, 1998
                                                            -----------------------------------------------------------------------
                                                                                                                         Pro Forma
                                                                                     Current          Previous         Statement of
                                                            Statement of            Pro Forma         Pro Forma          Income and
                                                              Income and           Adjustments       Adjustments          Expenses
                                                               Expenses            (Unaudited)       (Unaudited)        (Unaudited)
                                                            ------------           -----------       -----------       ------------
Income:
  Rental                                                   $   3,957,600           $  (2,515,600)    $     (488,700)   $    953,300
  Interest                                                       413,800                                                    413,800
                                                           -------------           -------------     --------------    ------------

                                                               4,371,400              (2,515,600)          (488,700)      1,367,100
                                                           -------------           -------------     --------------    ------------
Expenses:
  Depreciation and amortization                                  744,100                (548,500)                           195,600
  Property operating:
     Affiliates                                                  188,200                (162,400)           (14,400)         11,400
     Nonaffiliates                                               657,600                (494,300)           (53,900)        109,400
  Real estate taxes                                              391,900                (143,700)           (87,000)        161,200
  Insurance - Affiliate                                           34,900                 (10,400)            (9,000)         15,500
  Repairs and maintenance                                        438,300                (382,900)           (13,600)         41,800
  General and administrative:
     Affiliates                                                   26,100                                                     26,100
     Nonaffiliates                                               111,100                                                    111,100
  Loss on sale of property                                       332,800                                   (332,800)              0
                                                           -------------           -------------     --------------    ------------

                                                               2,925,000              (1,742,200)          (510,700)        672,100
                                                           -------------           -------------     --------------    ------------

  Net income                                               $   1,446,400           $    (773,400)    $       22,000    $    695,000
                                                           =============           =============     ==============    ============

  Net income allocated to General Partners                 $     183,400           $     (97,600)    $        3,300    $     89,100
                                                           =============           =============     ==============    ============

  Net income allocated to Limited Partners                 $   1,263,000           $    (675,800)    $       18,700    $    605,900
                                                           =============           =============     ==============    ============

  Net income allocated to Limited
     Partners per Unit (70,000 Units
     outstanding)                                          $       18.04           $       (9.65)    $         0.27    $       8.66
                                                           =============           =============     ==============    ============

    The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses
                                  (Unaudited)

1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1999 to reflect the sale of the Registrant's interest in Brookwood.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Brookwood.

    c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sale Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1999.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1999 and for the year ended December 31, 1998, the adjustments to the income and expenses reflect the Registrant's interest in the operations (including loss on sale of property) of Brookwood and Old Mill.